UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2003

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park 80 East Saddle Brook, New Jersey		07663-5291
(Address of Principal Executive Offices)		(Zip Code)

201-791-7600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 7 (c).	Exhibits

Exhibit 99.1	Press Release of Sealed Air Corporation (the “Company”), dated October 22, 2003, disclosing the Company’s financial results for the third quarter of 2003.

Item 12.	Results of Operations and Financial Condition

On October 22, 2003, the Company issued a press release announcing its financial results for the third quarter of 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
(Registrant)

By:

/s/ Mary A. Coventry

	Name:	Mary A. Coventry
	Title:	Vice President

Dated: October 22, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sealed Air Corporation (the “Company”), dated October 22, 2003, disclosing the Company’s financial results for the third quarter of 2003.